EGA EMERGING GLOBAL SHARES TRUST

Supplement dated November 29, 2013 to the Summary Prospectus dated August 6, 2013, for EGShares Emerging Markets Domestic Demand ETF (Ticker:  EMDD)

Effective February 3, 2014, the investment objective for the EGShares Emerging Markets Domestic Demand ETF will be revised as follows:

“The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Domestic Demand Index (the “EMDD Underlying Index”).”

The EMDD Underlying Index is a 50-stock free-float market capitalization-weighted index designed to measure the market performance of companies in the consumer staples, consumer discretionary, telecommunication services, health care and the utilities sectors in emerging markets.

In order to minimize the transaction costs, portfolio turnover and potential adverse tax consequences that could affect Fund shareholders in the transition to the EMDD Underlying Index, the Fund may, prior to February 3, 2014, begin to transition the Fund’s portfolio to the EMDD Underlying Index, including by requiring creation baskets to include some or all of the securities in the EMDD Underlying Index. To the extent that, prior to February 3, 2014, the Fund’s portfolio contains securities that are included in the EMDD Underlying Index but that are not included in the Fund’s current underlying index, the Fund’s performance may experience tracking error with the current underlying index and may not be able to meet its current investment objective of seeking investment results that correspond (before fees and expenses) to the price and yield performance of the current underlying index.